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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          OCTOBER 31, 2001
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                      1-3551                25-0464690
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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               (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code       (412) 553-5700
                                                   -----------------------------



                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.   Other Events

          o Equitable Resources, Inc. released its third quarter press release dated October 19, 2001. The Statements of Consolidated Net Income (unaudited) for the three months and nine months ended September 30, 2001 attached to the press release contained some immaterial errors in classification. These errors have been noted and corrected in the attached copy of the press release.

ITEM 7.   Financial Statements and Exhibits

          (c) Equitable Resources, Inc. and Subsidiaries Third Quarter Press Release dated October 19, 2001 with the Corrected Statements of Consolidated Net Income (unaudited) is filed as Exhibit 99 to this report.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              EQUITABLE RESOURCES, INC.
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                                                    (Registrant)




                                        By   /s/  David L. Porges
                                          -------------------------------------
                                                  David L. Porges
                                            Executive Vice President and
                                               Chief Financial Officer




  OCTOBER 31, 2001
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